Exhibit 10.19

October 1, 2003

HearUSA, Inc.
1250 Northpoint Parkway
West Palm Beach, Florida
Atten: Stephen J. Hansbrough,
           Chief Executive Officer

Re: Private Placement

Dear Mr. Hansbrough:

     This letter will memorialize our agreement of this date with respect to our purchase of one-year notes and seven-year common stock purchase warrants for cash. The undersigned has agreed to purchase and HearUSA, Inc. (the “Company”) has agreed to sell to the Purchaser that number of notes and warrants as are set forth on the signature page hereto for the aggregate purchase price set forth thereon.

     The notes will be as set forth in the form of note attached hereto as Exhibit 1 and the common stock purchase warrants will be as set forth in the form of warrant attached hereto as Exhibit 2.

     The undersigned acknowledges that the notes and warrants and the common stock underlying the warrants have not been registered under the federal securities laws or any state securities laws in reliance on exemptions from such registration. Accordingly, the undersigned represents and warrants to the Company that on the date hereof:

               (a) The residence of the undersigned set forth below is the true and correct residence of the undersigned, and the undersigned has no present intention of becoming a resident or domiciliary of any other state or jurisdiction.

               (b) The notes and warrants will be purchased and acquired by the undersigned for investment only, for the undersigned’s own account, and not with a view to, or for sale in connection with, any distribution of the notes, the warrants or the common stock underlying the warrants.

               (c) The undersigned is an “accredited investor” within the meaning of Rule 501 of Regulation D, promulgated under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has sufficient experience in business, financial and investment matters to be able to evaluate the risk involved in the purchase of the notes and warrants and to make an informed decision with respect to such purchases.

HearUSA, Inc.
October 1, 2003

               (d) The undersigned is able to bear the economic risks of this investment in the Company and can afford a complete loss of the investment.

               (e) The undersigned has had such opportunity as it deems adequate to obtain from representatives of the Company such information as is necessary to permit the undersigned to evaluate the merits and risks of its investment in the Company. The undersigned has been given the opportunity ask questions of, and receive answers from, the Company concerning the Company’s business.

        The undersigned acknowledges and agrees that the Company is relying on the foregoing representations and warranties of the undersigned to ensure compliance with the registration exemptions for the notes, warrants and underlying common stock. The notes and warrants and the underlying common stock that the Company might issue will be imprinted with a conspicuous legend that the securities represented by the notes, warrants and underlying common stock have not been registered under the Securities Act or the securities laws of any states.

        We have agreed that the Company and the undersigned will bear their own respective legal and other expenses with respect to the transaction contemplated by this letter. The Company has agreed to pay an origination fee of $___to ___in connection with this transaction. The Company shall use all of the proceeds of the offering of the notes and warrants to pay its outstanding receivables to Siemens Hearing Instruments, Inc.

        If you agree that this letter sets out our agreement, please countersign below and return one countersigned copy to the undersigned. The funds representing the purchase price are to be wired to an account designated by the Company or paid to the Company by check. The Company will issue the notes and warrants to the undersigned, registered in the name(s) reflected on the signature page hereto.

Signature of Subscriber

Printed Name of Subscriber (and Title, if applicable)

Address of Subscriber

AGGREGATE PRINCIPAL AMOUNT OF NOTES:
AGGREGATE NUMBER OF WARRANTS:
AGGREGATE PURCHASE PRICE:
Name in which Notes to be issued:
Name in which Warrants to be issued:

HearUSA, Inc.
October 1, 2003

Accepted as of the date first above written.
HearUSA, Inc.

By:

Name:

Title: